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                                                                    EXHIBIT 10.4

Note: This Form can be used for Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSO's") by use of the applicable provisions indicated below.




                            [INCENTIVE STOCK OPTION]
                          [NON-QUALIFIED STOCK OPTION]

To:
              -------------------------------------------------------------
                   Name


              -------------------------------------------------------------
                   Address


              -------------------------------------------------------------
                   Social Security Number

Date of Grant:
              -------------------------------------------------------------


         You are hereby granted an option, effective as of the date hereof, to purchase ____shares of common stock, no par value ("Common Stock"), of NCO Group, Inc., a Pennsylvania corporation (the "Company") at a price of $_____share pursuant to the Company's 2004 Equity Incentive Plan (the "Plan"). All capitalized terms that are used and not defined herein shall have the respective meanings given to them in the Plan.

         [Note: Vesting schedule, if any, is at the discretion of the Committee][Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to [ ]% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter, your option may be exercised for up to an additional [ ]% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after [ ] years after the date of grant, except if terminated earlier as provided herein. No fractional shares shall be issued or delivered.] This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.
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         In the event of a "Change in Control" (as defined in the Plan) of the
Company, your option may, from and after the date of the Change in Control (but in no event later than the Scheduled Termination Date), and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances), except as provided in the Plan.

         You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (i) cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, (ii) unless prohibited by the Committee (A) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Committee expressly approves a shorter period) and which have a fair market value on the date of exercise at least equal to the exercise price, or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price (including in connection with a so-called "cashless exercise" effected by such broker), or (iii) by any combination of the permissible forms of payment. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

         Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of permanent and total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder ("Disability"), or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated; provided, however, that if the termination of employment was due to death or Disability, all unexercised options at the time of such termination due to death or Disability shall automatically become exercisable in full. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation. In addition, in the sole discretion of the Committee or, if you are not an executive officer of the Corporation, in the discretion of the Chief Executive Officer of the Corporation, your employment shall not be deemed to have terminated for the purpose of this Option if, on the date that your employment with the Company terminates, you have a directorship, consulting, service or other relationship with the Company that would otherwise


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permit you to receive an Award under the Plan. Such determination shall be made by the Committee or the Chief Executive Officer, as the case may be, not later than thirty days from the date of actual termination of employment, and you shall have thirty days to accept such offer; [ADD IF ISO: provided, however, if you accept such offer, this option may no longer be an incentive stock option if not exercised within ninety days from the date of actual termination of employment].

         If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to all unexercised shares then represented by the option. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to all unexercised shares then represented by the option. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

         Notwithstanding any other provision of the Option, the Committee (or, if you are not an executive officer of the Corporation, the Chief Executive Officer of the Corporation) shall have the right to cancel this Option without notice if: (a) your employment is terminated for: (i) criminal conduct; (ii) willful misconduct or gross negligence materially detrimental to the Company; or
(iii) conduct constituting "Cause" as defined in the Plan; or (b) regardless of whether your employment is continuing or has been terminated, you are in breach of or violate, in a material way, any obligation to, covenant or agreement with or policy of the Company to which you may be a party or by which you may be bound or subject, as the case may be, including without limitation any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement. All determinations and findings with respect to the cancellation of the Option shall be made by the Compensation Committee in its sole and absolute discretion (except that, if you are not an executive officer of the Corporation, such determinations and findings may be made by the Chief Executive Officer of the Corporation).

         In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares and/or other property subject to this option and the option price of such shares and/or other property shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

         This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole


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discretion, that such delivery would violate a federal state, local or securities exchange rule, regulation or law.

         Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

                  (a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

                  (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

                  (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

                  (d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee's portion or other federal, state and local payroll and other taxes due in connection with the option exercise.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                  (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable tot he Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal state, local or securities exchange rule, regulation or law.

                  (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:



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                  "The shares represented by this certificate have not been
         registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

         [ADD IF ISO: It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment; provided, however, that no such amendment shall adversely affect your rights hereunder without your written consent. You understand and agree that to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares subject to this option, together with all other incentive stock options to purchase shares of Common Stock held by you, which are exercisable for the first time in any calendar year (including options that become exercisable as a result of a Change in Control, death or Disability) exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option with respect to such number of shares in excess of such limitation.]

         [ADD IF NQSO: It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.]

         NOTHING HEREIN SHALL MODIFY YOUR STATUS AS AN AT-WILL EMPLOYEE OF THE COMPANY. FURTHER, NOTHING HEREIN GUARANTEES YOU EMPLOYMENT FOR ANY SPECIFIED PERIOD OF TIME. THIS MEANS THAT EITHER YOU OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT AT ANY TIME FOR ANY REASON, OR NO REASON. YOU RECOGNIZE THAT, FOR INSTANCE, YOU MAY TERMINATE YOUR EMPLOYMENT OR THE COMPANY MAY TERMINATE YOUR EMPLOYMENT PRIOR TO THE DATE ON WHICH YOUR OPTION BECOMES VESTED.

         ANY DISPUTE OR DISAGREEMENT BETWEEN YOU AND THE COMPANY WITH RESPECT TO ANY PORTION OF THIS OPTION OR ITS VALIDITY, CONSTRUCTION, MEANING, PERFORMANCE OR YOUR RIGHTS HEREUNDER SHALL, AT THE OPTION OF THE COMPANY, BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, AS AMENDED FROM TIME TO TIME. HOWEVER,


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PRIOR TO SUBMISSION TO ARBITRATION YOU WILL ATTEMPT TO RESOLVE ANY DISPUTES OR
DISAGREEMENTS WITH THE COMPANY OVER THIS OPTION AMICABLY AND INFORMALLY, IN GOOD FAITH, FOR A PERIOD NOT TO EXCEED TWO WEEKS. THEREAFTER, THE DISPUTE OR DISAGREEMENT WILL BE SUBMITTED TO ARBITRATION AT THE OPTION OF THE COMPANY. AT ANY TIME PRIOR TO A DECISION FROM THE ARBITRATOR(S) BEING RENDERED, YOU AND THE COMPANY MAY RESOLVE THE DISPUTE BY SETTLEMENT. YOU AND THE COMPANY SHALL EQUALLY SHARE THE COSTS CHARGED BY THE AMERICAN ARBITRATION ASSOCIATION OR ITS SUCCESSOR, BUT YOU AND THE COMPANY SHALL OTHERWISE BE SOLELY RESPONSIBLE FOR YOUR OWN RESPECTIVE COUNSEL FEES AND EXPENSES. THE DECISION OF THE ARBITRATOR(S) SHALL BE MADE IN WRITING, SETTING FORTH THE AWARD, THE REASONS FOR THE DECISION AND AWARD AND SHALL BE BINDING AND CONCLUSIVE ON YOU AND THE COMPANY. FURTHER, NEITHER YOU NOR THE COMPANY SHALL APPEAL ANY SUCH AWARD. JUDGMENT OF A COURT OF COMPETENT JURISDICTION MAY BE ENTERED UPON THE AWARD AND MAY BE ENFORCED AS SUCH IN ACCORDANCE WITH THE PROVISIONS OF THE AWARD.

         This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Pennsylvania.

         Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                 NCO GROUP, INC.

                                 By:
                                     -------------------------------------------
                                          Michael J. Barrist
                                          Chairman & Chief Executive Officer




Date of Grant:
                  --------------------------------------------

Options Granted:                    shares @
                  --------------------------------------------





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                 ACKNOWLEDGEMENT AND ELECTRONIC DELIVERY CONSENT

         I hereby acknowledge receipt of a copy of the foregoing stock option and of the Plan as of the date of grant set forth above, hereby acknowledge that this stock option grant discharges any promise (either verbal or written) of the Company made on or prior to the date of grant to give me a stock option, and, having read it, hereby signify my understanding of, and my agreement with, its terms and conditions. In consideration of the grant, I hereby release any claim I may have against the Company with respect to any promise of a stock option grant or other equity interest in the Company.


         By signing and returning this form, I also consent to receiving the
Section 10(a) prospectus to the Plan and any amendments or supplements thereto and any documents required to be delivered therewith, including a copy of the Company's Form 10-K or Annual Report to Shareholders commencing with the fiscal year ended December 31, 2003, by email at the email address maintained for me by the Company as set forth below. I further acknowledge that I may revoke this consent in whole by providing written notice to:
_______________________________________________________________________________


_________________________________________________     _________________________
Signature of Employee                                      (Date)

_________________________________________________
Name of Employee (Printed)

_________________________________________________
Social Security Number

Email Address:___________________________________












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